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                                                                   Exhibit 10.14

[SpencerStuart Logo]                                      TERM SHEET - continued
                                                                Robert W. Zoller
                                             President & Chief Executive Officer

                                   Term Sheet
                                Robert W. Zoller

                       President & Chief Executive Officer
                                Kitty Hawk, Inc.

                                October 29, 2002

   Position:                            President & Chief Executive Officer & A
                                        Member of The Board.

   Responsibilities:                    As outlined in the Position and
                                        Candidate Specifications document
                                        provided to you earlier in this search
                                        process.

   Commitment:                          The role of President & Chief Executive
                                        Officer is a full-time one and requires
                                        the best efforts and total professional
                                        commitment of its incumbent. You will be expected to apply yourself to this role on a dedicated business, without interference from other professional activities. This implies that you should:

                                        o   Complete any outstanding commitments
                                            outside Kitty Hawk you may have as
                                            soon as possible and advise the
                                            board of what those are; and

                                        o   Not take on any new commitments
                                            outside Kitty Hawk without the prior
                                            approval of the Board.

   Reporting to:                        Board of Directors.

                                        A Non-Executive Chairman will be
                                        appointed in the near- term. You will
                                        also be appointed a director of the
                                        company.

   Management changes:                  We confirm that, as the President &
                                        Chief Executive Officer, you will have
                                        ultimate authority to recruit,
                                        reappoint, or terminate executive staff
                                        at Kitty Hawk.

   Location:                            Dallas, Texas
                                        You will play a lead role in
                                        recommending to the Board the most
                                        appropriate corporate headquarters for
                                        the company. If the board decides to
                                        change the corporate headquarters, Kitty
                                        Hawk will arrange for you to relocate to that location.

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[SpencerStuart Logo]                                      TERM SHEET - continued
                                                                Robert W. Zoller
                                             President & Chief Executive Officer

   Term & Termination:                  Your term as President & Chief Executive
                                        Officer will be for a three year period.
                                        Should you be terminated involuntarily
                                        without cause or "constructively
                                        terminated", you would be provided a
                                        severance equal to twelve months' base
                                        salary and benefits for twelve months.
                                        "Constructively terminated" shall mean
                                        for these purposes involuntary removal
                                        from the President, CEO or Board Member
                                        capacity.

   Base Salary:                         $300,000, subject to review on an annual
                                        basis.

   Incentive Compensation               Kitty Hawk will be introducing a new
   (Cash and Equity)                    incentive compensation program for its
                                        top leadership team. As the CEO, you
                                        will participate in a process over the
                                        near-term, with help of professional
                                        compensation consultants, to develop and secure Board approval for the new incentive compensation program. Your own incentive compensation will be governed by this new program. You have our assurance that the Board wants this program and your participation to be similar to those in place at comparable public companies.

   Temporary Living:                    Kitty Hawk will cover the reasonable
                                        cost of a rented apartment (including
                                        utilities) in the Dallas area and the
                                        reasonable cost of a rental car until
                                        the earlier of:

                                        o   The sale of your Hawaii condominium
                                            and the relocation of your goods to
                                            Dallas; or
                                        o   The relocation of the Kitty Hawk
                                            corporate headquarters to a new
                                            location.

                                            Should the decision be taken to keep
                                            the corporate headquarters in
                                            Dallas, then you will be expected to
                                            relocate on a permanent basis within
                                            90 days of that decision.

   Travel Expenses:                     Until such a time as you relocate
                                        permanently, Kitty Hawk will cover your
                                        travel expenses to/from Hawaii to attend to personal matters (e.g., transferring basic living necessities such as clothing, selling your property, completing your participation on the
                                        University of Hawaii Advisory Board and
                                        the Dean Search Committee). Such travel
                                        should not be excessive and should be
                                        undertaken at lowest possible cost. To
                                        the extent that other airline - airline
                                        travel privileges are available to

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[SpencerStuart Logo]                                      TERM SHEET - continued
                                                                Robert W. Zoller
                                             President & Chief Executive Officer

                                        Kitty Hawk executives, you will be
                                        entitled to those and expected to use
                                        them.

   Employment Benefits:                 Standard Kitty Hawk Inc. executive level
                                        benefits.

   Start Date:                          No later than November 11, 2002

   Conditions:                          Subject to approval and election by the
                                        Board Satisfactory background check and
                                        educational verification Satisfactory
                                        medical examination or recent medical
                                        report Maintaining this agreement in
                                        confidence until mutually agreed upon to communicate it more broadly. Acceptance of offer by October 31, 2002.

/s/ Myron Kaplan
as Chairman of
the Kitty Hawk Search
Committee

/s/ Robert W. Zoller, Jr.